                                                                    Exhibit 6(c)


                           Form of Amended Schedule A
                          to the Distribution Agreement
                     between American Performance Funds and
                     BISYS Fund Services Limited Partnership
              (formerly, The Winsbury Company Limited Partnership)
                              dated October 1, 1993

Name of Fund
------------

American Performance U.S. Treasury Fund

American Performance Cash Management Fund

American Performance Bond Fund

American Performance Intermediate Bond Fund

American Performance Intermediate Tax-Free Bond Fund

American Performance Equity Fund

American Performance Aggressive Growth Fund

American Performance Short-Term Income Fund

American Performance Balanced Fund

American Performance Growth Equity Fund

American Performance Small Cap Equity Fund

                                     American Performance Funds

                                     By:
                                        ---------------------------
                                     Title:
                                           ------------------------
                                     Date:                   , 1999
                                          ------------------

                                     BISYS Fund Services Limited Partnership

                                     By:  BISYS Fund Services, Inc.
                                               General Partner

                                     By:
                                        ---------------------------
                                     Title:
                                           ------------------------
                                     Date:                   , 1999
                                          ------------------

                           Form of Amended Schedule B
                          to the Distribution Agreement
                     between American Performance Funds and
                     BISYS Fund Services Limited Partnership
              (formerly, The Winsbury Company Limited Partnership)
                              dated October 1, 1993


Name of Load Fund
-----------------

American Performance Bond Fund

American Performance Intermediate Bond Fund

American Performance Intermediate Tax-Free Bond Fund

American Performance Equity Fund

American Performance Aggressive Growth Fund

American Performance Short-Term Income Fund

American Performance Balanced Fund

American Performance Growth Equity Fund

American Performance Small Cap Equity Fund


                                     American Performance Funds

                                     By:
                                        ---------------------------
                                     Title:
                                           ------------------------
                                     Date:                   , 1999
                                          ------------------

                                     BISYS Fund Services Limited Partnership

                                     By:  BISYS Fund Services, Inc.
                                               General Partner

                                     By:
                                        ---------------------------
                                     Title:
                                           ------------------------
                                     Date:                   , 1999
                                          ------------------